EXHIBIT 99.1

                         MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST

                                  SERIES 2002-A

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Pursuant to the Master Indenture, dated as of July 1, 2002 between the FNANB Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"), and DC Funding International, Inc. ("DC Funding"), as Transferor, as supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by the Servicer, and DC Funding, as Transferor (as so supplemented, the "Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

Collection Period Ending                                       December 31, 2002

Determination Date                                               January 8, 2003

Distribution Date                                               January 15, 2003

                                                       ------
Class A Accumulation Period ("Y" or "N")?                N
                                                       ------
Class B Accumulation Period ("Y" or "N")?                N
                                                       ------
Early Amortization Period ("Y" or "N")?                  N
                                                       ------
Class B Investor Amount paid in full ("Y" or "N")?       N
                                                       ------

MASTER TRUST INFORMATION
------------------------

Receivables
-----------
1.   The aggregate amount of Receivables less all Receivables in
     Charged-Off Accounts as of the end of the last day of
     the Collection Period was equal to:                                         $    1,587,542,500.04

2.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (not including
     reduction for Discount Receivables) was equal to:                           $    1,551,267,545.43

3.   The average Discount Percentage for the Collection Period:                                   2.00%

4.   The aggregate amount of Discount Option Receivables as of
     the end of the last day of the Collection Period was equal to:              $       31,025,350.91

5.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (including
     reduction for Discount Receivables) was equal to:                           $    1,520,242,194.52

6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
     increase for Discount Receivables) was equal to:                            $       36,274,954.61

7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
     increase for Discount Receivables) was equal to:                            $       67,300,305.52

8.   The average amount of Receivables for the Collection
     Period was equal to:
     a. Average Principal Receivables (including reduction for Discount Option
        Receivables)                                                             $    1,498,150,306.55
     b. Average Total Receivables                                                $    1,565,022,764.05

9.   The Transferor Amount as of the end of the last day of the
     Collection Period:                                                         $ 38,142,194.52

10.  Minimum Transferor Amount required as of end of last day of
     Collection Period:                                                         $          0.00

11.  The aggregate amount of Principal Charge-Offs for the
     Collection Period (including reduction for Discount
     Option Receivables) was equal to:                                          $ 16,565,563.92

12.  The aggregate amount of Finance Charge Charge-Offs
     for the Collection Period (including increase for
     Discount Option Receivables) was equal to:                                 $  3,512,951.02

13.  The Excess Funding Account Balance as of the end of the
     last day of the Collection Period                                          $          0.00


Collections
-----------

14.  The aggregate amount of Principal Collections for the Collection
     Period was equal to:
     a.)  Collection of Principal Receivables:                                  $ 94,085,954.30
     b.)  Discount Receivable Collections:                                      $ (1,881,719.09)
                                                                                ---------------
     c.) Total Principal Receivable Collections:                                $ 92,204,235.21


15.  The aggregate amount of Finance Charge Collections for the
     Collection Period was equal to:
     a.)  Collection of Finance Charge Receivables                              $ 26,550,107.32
     b.)  Interchange Amount                                                    $  1,948,310.60
     c.)  Discount Receivable Collections                                       $  1,881,719.09
                                                                                ---------------
     d.)  Total Finance Charge Receivable Collections                           $ 30,380,137.01

16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the Collection Period:                                         $          0.00

17.  The aggregate amount of Recoveries for the relevant Collection Period      $  2,565,352.19

18.  The aggregate amount of Collections processed for the
     Collection Period:                                                         $125,149,724.41

Invested Amounts
----------------

19.  The 1997-2 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                $          0.00
     b.  Class B                                                                $          0.00
     c.  Collateral Indebtedness Interest                                       $ 63,000,000.00
     d.  Class D                                                                $ 99,000,000.00
                                                                                ---------------
     e.  Total                                                                  $162,000,000.00

20.  The average amount of the 1997-2 Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                $            0.00
     b.  Class B                                                                $   34,131,598.25
     c.  Collateral Indebtedness Interest                                       $   63,000,000.00
     d.  Class D                                                                $   99,000,000.00
                                                                                -----------------
     e.  Total                                                                  $  196,131,598.25

21.  The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                              $   14,000,000.00
     b.  Class A-2 Invested Amount                                              $    9,000,000.00
     c.  Class B Invested Amount                                                $    3,200,000.00
                                                                                -----------------
     d.  Total                                                                  $   26,200,000.00

22.  The average amount of the 2001-B Net Investment for the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                              $   14,000,000.00
     b.  Class A-2 Invested Amount                                              $    9,000,000.00
     c.  Class B Invested Amount                                                $    3,200,000.00
                                                                                -----------------
     d.  Total                                                                  $   26,200,000.00

23.  The 2001-C Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                              $  267,000,000.00
     b.  Class A-2 Invested Amount                                              $  267,000,000.00
     c.  Class A-3 Invested Amount                                              $  190,500,000.00
     d.  Class B Invested Amount                                                $   99,400,000.00
                                                                                -----------------
     e.  Total                                                                  $  823,900,000.00

24.  The average amount of the 2001-C Net Investment for the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                              $  267,000,000.00
     b.  Class A-2 Invested Amount                                              $  267,000,000.00
     c.  Class A-3 Invested Amount                                              $  125,661,290.32
     d.  Class B Invested Amount                                                $   90,512,903.23
                                                                                -----------------
     e.  Total                                                                  $  750,174,193.55

25.  The 2002-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                $  415,950,000.00
     b.  Class B                                                                $   54,050,000.00
                                                                                -----------------
     c.  Total                                                                  $  470,000,000.00

26.  The average amount of the 2002-A Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                $  415,950,000.00
     b.  Class B                                                                $   54,050,000.00
                                                                                -----------------
     c.  Total                                                                  $  470,000,000.00

27.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                         $1,482,100,000.00

Series 2002-A Allocation Percentages
------------------------------------

28. The Fixed Allocation Percentage with respect to the Collection
    Period:
       a. Class A                                                                 %           0.00%
       b. Class B                                                                 %           0.00%
                                                                                  ----------------
       c. Series 2002-A Total                                                     %           0.00%

29.  The Floating Allocation Percentage with respect to the Collection
     Period:
       a. Class A                                                                 %          28.16%
       b. Class B                                                                 %           3.66%
                                                                                  ----------------
       c. Series 2002-A Total                                                     %          31.82%

Allocation of Collections
-------------------------

30.  The Series 2002-A allocation of Collections of Principal Receivables for the Collection Period:
       a.  Class A                                                                $  25,961,802.50
       b.  Class B                                                                $   3,373,567.56
                                                                                  ----------------
       c.  Series 2002-A Total                                                    $  29,335,370.05


31.  The Series 2002-A allocation of Collections of Finance Charge
     Receivables for the Collection Period:
       a.  Class A                                                                $   8,554,087.72
       b.  Class B                                                                $   1,111,548.12
                                                                                  ----------------
       c.  Series 2002-A Total                                                    $   9,665,635.85

Portfolio Yield and Delinquencies
---------------------------------

32.  The Portfolio Yield for the Collection Period:                               %          11.22%

33.  The 3-month average Portfolio Yield for the three most recent
     Collection Periods:                                                          %          10.43%

34.  The Base Rate for the Collection Period:                                     %           4.61%

35.  The 3-month average Base Rate for the three most recent
     Collection Periods:                                                          %           4.72%

36.  The 3-month average Portfolio Adjusted Yield:                                %           5.70%

37.  The amount of Shared Excess Finance Charge Collections allocable to
     Series 2002-A with respect to any Finance Charge
     Shortfall in such Series for the Collection Period:                          $           0.00

38.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
     (a) Delinquent 31 to 60 days                                                 $  38,931,066.40
     (b) Delinquent 61 to 90 days                                                 $  29,242,645.19
     (c) Delinquent 91 days or more                                               $  59,705,117.21

Determination of Monthly Interest
---------------------------------

39.  Class A Monthly Interest:
          a. Class A Monthly Interest                                             $      603,127.50
          b. Funds allocated and available to pay Class A
             Monthly Interest for the Collection Period                           $    8,554,087.72
          c. Class A Interest Shortfall                                           $            0.00
          d. Class A Additional Interest                                          $            0.00

40.  Class B Monthly Interest:

          a. Class B Monthly Interest                                             $      311,688.33
          b. Funds allocated and available to pay Class B
             Monthly Interest for the Collection Period                           $    1,111,548.12
          c. Class B Interest Shortfall                                           $            0.00
          d. Class B Additional Interest                                          $            0.00

Determination of Monthly Principal
----------------------------------

41.  Class A Monthly Principal (pursuant to section 4.4a):
       (W)a. Available Principal Collections with respect to such
             Distribution Date (including Shared Principal Collections):          $            0.00
       (X)a. Controlled Accumulation Amount                                       $            0.00
          b. Deficit Controlled Accumulation Amount (prior period)                $            0.00
                                                                                  -----------------
          c. Controlled Deposit Amount (sum a + b)                                $            0.00
       (Y)a. Invested Amount (including Principal Collections                     $
             transferred to the Principal Funding Account)                           470,000,000.00
       (Z)a. Class A Invested Amount (including Principal Collections
             transferred to the Principal Funding Account)                           415,950,000.00

     Class A Monthly Principal (the least of w,x,y,z)                             $            0.00

42.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after payout of Class A)
       (X)a. Available Principal Collections with respect to such
             Distribution Date:                                                   $            0.00
       (Y)a. Invested Amount                                                      $   54,050,000.00

     Class B Monthly Principal (the least of x,y)                                 $            0.00

Available Funds
---------------

43.  Class A Available Funds
          a. Class A Finance Charge allocation                                    $    8,554,087.72
          b. Prior to Class B Principal Commencement Date, the
             amount of Principal Funding Investment Proceeds and
             Reserve Account Investment Proceeds for such prior Collection Period $            0.00
          c. Any amount of Reserve Account withdrawn and
             included in Class A Available Funds                                  $            0.00
          d. Class A Available Funds (sum a-c)                                    $    8,554,087.72

44.  Class B Available Funds
          a. Class B Finance Charge allocation                                    $    1,111,548.12
          b. On or After Class B Principal Commencement Date, the
             amount of Principal Funding Investment Proceeds and
             Reserve Account Investment Proceeds for such prior Collection Period $            0.00
          c. Any amount of Reserve Account withdrawn and
             included in Class B Available Funds                                  $            0.00
          d. Class B Available Funds (sum a-c)                                    $    1,111,548.12

Reallocated Principal Collections
---------------------------------

45.  Class B Subordinated Principal Collections (to the extent                    $            0.00
     needed to fund Required Amounts)

46.  Total Reallocated Principal Collections                                      $            0.00


Investor Default Amounts
------------------------

47.  Class A Investor Default Amount                                              $    4,664,339.96

48.  Class B Investor Default Amount                                              $      606,100.67

49.  Aggregate Investor Default Amount                                            $    5,270,440.63


Allocable Amounts for Series 2002-A
-----------------------------------

50. The Allocable Amount for Series 2002-A as of the end of the Collection Period (Investor Default Amount + Series 02-A Adjust
     Amount)

          a.) Class A                                                             $    4,664,339.96
          b.) Class B                                                             $      606,100.67
                                                                                  -----------------
     Aggregate Allocable Amount                                                   $    5,270,440.63


Required Amounts for Series 2002-A
----------------------------------

51. Class A Required Amount (section 4.5a)

               (a) i.  Class A Monthly Interest for current Distribution
                       Date                                                       $      603,127.50
                   ii. Class A Monthly Interest previously due but not
                       paid                                                       $            0.00
                  iii. Class A Additional Interest for prior Collection Period
                       or previously due but not paid                             $            0.00
               (b)     Class A Available Funds                                    $    8,554,087.72
                  ---------------------------------------------------------------------------------
                        Class A Required Amount (sum of i-iii minus b)            $            0.00

Investor Charge-Offs
--------------------

52. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount

                  a.   Class A                                                    $            0.00
                  b.   Class B                                                    $            0.00

53. The aggregate amount of Class B Investor Charge-Offs

                  a.   Class B                                                    $            0.00

Servicing Fee
-------------

54.  Class A Servicing Fee for the Collection Period                              $      693,250.00

55.  Class B Servicing Fee for the Collection Period                              $       90,083.33

Reserve Account
---------------

56.  Lowest historical 3-month Portfolio Adjusted Yield
     (must be ** 4%, or line 57 will adjust accordingly)                          %            4.74%

57.  Reserve Account Funding Date (based on line 56)                                     05/15/2006

58.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A Initial Note Principal Balance)         $            0.00

59.  Covered Amount                                                               $            0.00

60.  Available Reserve Account Amount
                  a.  Reserve Draw Amount                                         $            0.00
                  b.  Amount of deposit in the Reserve Account on the
                      Distribution Date                                           $            0.00
                  c.  Reserve Account Investment Proceeds                         $            0.00
                  d.  Amount on deposit in the Reserve Account at end of
                      relevent Due Period less Investment Proceeds                $            0.00
                  e.  Required Reserve Account Amount                             $            0.00
                  f.  Available Reserve Account Amount (after Reserve Draw)       $            0.00
                  g.  Required Reserve Account Deposit on Distribution Date       $            0.00
                  h.  Reserve Account Surplus on Distribution Date                $            0.00

Principal Funding Account
-------------------------

61.  Principal Funding Account Balance as of prior Distribution Date less         $            0.00
     investment proceeds

62.  a. Daily deposits to the Principal Funding Account during the
        relevant Due Period                                                       $            0.00
     b. Principal Funding Account investment proceeds                             $            0.00

63.  Withdrawal of Investment Proceeds from the Principal Funding
     Account during the relevant Due Period                                       $            0.00

64.  Principal Funding Account Balance as of the last day of the
     relevant Due Period less investment proceeds                                 $            0.00

Spread Account
--------------

65.  Adjusted Portfolio Yield                                                                 11.22%

66.  Average Excess Spread Percentage for three consecutive Due Periods                        5.70%

67.  Available Spread Account Amount

                  a.  Spread Account Balance at the beginning of the Due Period                0.00
                  b.  Spread Account Draw Amount                                               0.00
                  c.  Spread Account Investment Proceeds                                       0.00
                  d.  Amount on Deposit in the Spread Account at end of relevant
                      Due Period less Spread Acct Investment Proceeds                          0.00
                  e.  Required Spread Account Amount                                           0.00
                  f.  Available Spread Account Amount (lesser of d and e)                      0.00

68.  Spread Account deficiency, deposit to Spread Account                                      0.00

69.  Spread Account Surplus deemed to have occurred
     during the Collection Period.                                                             0.00

70.  Policy Draw Amount                                                                        0.00

---------------
**  more than

     Certificate LIBOR Determination
     -------------------------------

71.          Certificate LIBOR Determination date for the Collection
             Period                                                             12/12/2002

72.          Certificate LIBOR rate for the Collection Period                      1.42000%

73. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection
             Period.

             IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of January, 2003.



                       FIRST NORTH AMERICAN NATIONAL BANK,
                       as Servicer

                       By: /S/ Philip J. Dunn
                           Name:  Philip J. Dunn
                           Title: Vice President